UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

GARMIN LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! GARMIN LTD. 2025 Annual General Meeting Vote by June 5, 2025 11:59 PM ET V63372-P26071 You invested in GARMIN LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 6, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Meeting Information* June 6, 2025 17:00 Central European Summer Time Prime Tower Hardstrasse 201 CH-8005 Zurich, Switzerland *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

GARMIN LTD.

2025 Annual General Meeting
Vote by June 5, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Approval of Garmin's 2024 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2024	For
2.	Approval of the appropriation of available earnings	For
3.	Approval of the payment of a cash dividend in the aggregate amount of $3.60 per outstanding share out of Garmin's reserve from capital contribution in four equal installments	For
4.	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 28, 2024	For
5.	Re-election of six directors	
	5a. Susan M. Ball	For
	5b. Jonathan C. Burrell	For
	5c. Joseph J. Hartnett	For
	5d. Min H. Kao	For
	5e. Catherine A. Lewis	For
	5f. Clifton A. Pemble	For
6.	Re-election of Min H. Kao as Executive Chairman	For
7.	Re-election of four Compensation Committee members	
	7a. Susan M. Ball	For
	7b. Jonathan C. Burrell	For
	7c. Joseph J. Hartnett	For
	7d. Catherine A. Lewis	For
8.	Re-election of Wuersch & Gering LLP as independent voting rights representative	For
9.	Ratification of the appointment of Ernst & Young LLP as Garmin's Independent Registered Public Accounting Firm for the fiscal year ending December 27, 2025 and re-election of Ernst & Young Ltd as Garmin's statutory auditor for another one-year term	For
10.	Advisory vote on the compensation of Garmin's Named Executive Officers	For
11.	Advisory vote on the Swiss Statutory Compensation Report	For
12.	Advisory vote on the Swiss Statutory Non-Financial Matters Report	For
13.	Binding vote to approve Fiscal Year 2026 maximum aggregate compensation for the Executive Management	For
14.	Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2025 annual general meeting and the 2026 annual general meeting	For
15.	Renewal of Capital Band	For

NOTE: To transact such other business that may be properly put forth before the Annual General Meeting and at any adjournments or postponements thereof.

V63373-P26071

GARMIN LTD.
1200 EAST 151 STREET
OLATHE, KS 66062-3426
ATTN: JOSHUA MAXFIELD

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on June 3, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on June 3, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V63370-P26104

GARMIN LTD.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 9, 10, 11, 12, 13, 14 and 15. The Board of Directors recommends a vote FOR the nominees listed in Proposals 5, 6, 7 and 8.

	Proposal	For	Against	Abstain
1.	Approval of Garmin's 2024 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2024	☐	☐	☐
2.	Approval of the appropriation of available earnings	☐	☐	☐
3.	Approval of the payment of a cash dividend in the aggregate amount of $3.60 per outstanding share out of Garmin's reserve from capital contribution in four equal installments	☐	☐	☐
4.	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 28, 2024	☐	☐	☐
5.	Re-election of six directors			
5a.	Susan M. Ball	☐	☐	☐
5b.	Jonathan C. Burrell	☐	☐	☐
5c.	Joseph J. Hartnett	☐	☐	☐
5d.	Min H. Kao	☐	☐	☐
5e.	Catherine A. Lewis	☐	☐	☐
5f.	Clifton A. Pemble	☐	☐	☐
6.	Re-election of Min H. Kao as Executive Chairman	☐	☐	☐
7.	Re-election of four Compensation Committee members			
7a.	Susan M. Ball	☐	☐	☐
7b.	Jonathan C. Burrell	☐	☐	☐
7c.	Joseph J. Hartnett	☐	☐	☐
7d.	Catherine A. Lewis	☐	☐	☐

	Proposal	For	Against	Abstain
8.	Re-election of Wuersch & Gering LLP as independent voting rights representative	☐	☐	☐
9.	Ratification of the appointment of Ernst & Young LLP as Garmin's Independent Registered Public Accounting Firm for the fiscal year ending December 27, 2025 and re-election of Ernst & Young Ltd as Garmin's statutory auditor for another one-year term	☐	☐	☐
10.	Advisory vote on the compensation of Garmin's Named Executive Officers	☐	☐	☐
11.	Advisory vote on the Swiss Statutory Compensation Report	☐	☐	☐
12.	Advisory vote on the Swiss Statutory Non-Financial Matters Report	☐	☐	☐
13.	Binding vote to approve Fiscal Year 2026 maximum aggregate compensation for the Executive Management	☐	☐	☐
14.	Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2025 annual general meeting and the 2026 annual general meeting	☐	☐	☐
15.	Renewal of Capital Band	☐	☐	☐

NOTE: To transact such other business that may be properly put forth before the Annual General Meeting and at any adjournments or postponements thereof.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by duly authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V63371-P26104 PROXY – GARMIN LTD. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS ON JUNE 6, 2025 The undersigned shareholder of Garmin Ltd., a Swiss company, hereby appoints the independent voting rights representative, the law firm Wuersch & Gering LLP, or its substitute, as true and lawful agent and proxy to represent the undersigned and vote all shares of Garmin Ltd. owned by the undersigned in all matters coming before the Annual General Meeting of Shareholders (or any adjournment thereof) to be held at Prime Tower, Hardstrasse 201, 8005 Zürich, Switzerland, on Friday, June 6, 2025, at 17:00 Central European Summer Time. This proxy, when properly executed, will be voted as specified. To the extent you do not give specific instructions, you instruct the independent voting rights representative to vote the shares for all proposals in accordance with the recommendations of the Board of Directors (i.e. FOR Proposals 1, 2, 3, 4, 9, 10, 11, 12, 13, 14 and 15, and FOR the nominees listed in Proposals 5, 6, 7 and 8). If any modifications to agenda items or proposals identified in the invitation to the Annual General Meeting of Shareholders or other matters on which voting is permissible under Swiss law are properly presented at the Annual General Meeting for consideration, you instruct the independent voting rights representative, in the absence of other specific instructions, to vote the shares in accordance with the recommendations of the Board of Directors. Proxy cards must be signed and dated. DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL. Continued and to be signed on reverse side